Exhibit 99.1

News Release

Brooke Corporation to Transfer Ownership of

Two Private Company Subsidiaries to Public Company Subsidiary

OVERLAND PARK, Kan. Aug. 31, 2007 – Brooke Corporation (Nasdaq: BXXX) has agreed to merge its wholly owned insurance agency subsidiary, Brooke Franchise Corporation, into Brooke Capital Corporation (AMEX: BCP). After consummation of the merger, Brooke Capital Corporation has agreed to acquire all of the outstanding capital stock of Delta Plus Holdings, Inc., a wholly owned non-standard auto insurance subsidiary of Brooke Corporation.

Upon consummation of the merger and the acquisition, Brooke Corporation will receive 5.5 million shares of Brooke Capital Corporation common stock at closing. If Brooke Franchise Corporation and Delta Plus Holdings achieve certain performance benchmarks in 2007 and 2008, then Brooke Corporation could receive up to 2.5 million additional shares of Brooke Capital Corporation’s common stock. As a result of the two proposed transactions and based on current levels of ownership, Brooke Corporation would own a minimum of 85 percent, and a maximum of 88.4 percent, of Brooke Capital Corporation’s common stock.

Brooke Corporation has agreed it will not transfer the Brooke Capital Corporation common stock it receives in these transactions for 180 days after the closing date, unless Brooke Capital Corporation otherwise agrees.

As a result of the proposed transactions, Brooke Capital Corporation would acquire a non-standard auto insurance company (Traders Insurance Company subsidiary of Delta Plus Holdings) to complement its existing life insurance company (First Life America Corporation). The proposed transactions would also result in Brooke Capital Corporation acquiring an insurance agency franchisor, Brooke Franchise Corporation, for the distribution of insurance policies, including non-standard auto and life insurance policies issued by Traders Insurance Company and First Life America Corporation.

Brooke Franchise Corporation has more than 800 franchise locations, 1,700 licensed insurance agents and 450 employees. Brooke Capital Corporation plans to increase profit margins from Brooke Franchise Corporation’s valuable agent distribution network by selling non-standard auto insurance policies issued by Traders Insurance Company and thereby generating underwriting profits, in addition to sales commissions, from the sale of non-standard insurance policies. Nearly 40 percent of Brooke Franchise Corporation’s sales commissions are received from non-standard auto insurance companies, which suggest a promising market for expansion of Traders Insurance Company. As the result of its recent listing on the American Stock Exchange, Brooke Capital Corporation is better positioned to access the capital markets for the equity capital required to support expansion of Traders Insurance Company.

The proposed transactions consolidate all of Brooke Corporation’s insurance operations into Brooke Capital Corporation, the result of which will be that Brooke Corporation increases its investment in Brooke Capital Corporation and Brooke Capital Corporation will operate an insurance organization for the benefit of Brooke Corporation and Brooke Capital Corporation’s other shareholders.

The proposed transactions are not expected to have a material impact on the earnings of Brooke Corporation because its share of earnings from Brooke Franchise Corporation and Delta Plus Holdings are not expected to be significantly diluted as a result of the transaction. Based on past performance of Brooke Franchise Corporation and Delta Plus Holdings, the proposed transactions are expected to have a material impact on the earnings of Brooke Capital Corporation.

Pursuant to the terms of the merger agreement and to provide for greater separation of the respective companies, Kyle Garst and Dane Devlin will become members of Brooke Capital Corporation’s board of directors and Robert D. Orr will resign from its board. Correspondingly, Kyle Garst will resign from Brooke Corporation’s board of directors.

The transactions have been approved by the boards of directors of Brooke Corporation, Brooke Capital Corporation and Brooke Franchise Corporation, but are subject to customary conditions of closing. The merger is subject to regulatory approval and approval of the shareholders of Brooke Capital Corporation. The acquisition of Delta Plus Holdings is subject to regulatory and other approvals. The parties intend for the transactions to close within 60 days.

About Brooke Corporation … Brooke Corporation is a holding company listed on the Nasdaq Global Market under the symbol “BXXX”. Brooke Corporation owns 62 percent of Brooke Credit Corporation (OTCBB:BRCR), a finance company specializing in insurance related lending. Subject to closing a merger with Brooke Franchise Corporation and the acquisition of Delta Plus Holdings, Brooke Corporation will own a minimum of 85 percent of Brooke Capital Corporation (AMEX:BCP), an insurance organization, which would then include a life insurance company, a non-standard auto insurance company and an insurance agency franchisor. Brooke Corporation also owns 100 percent of Brooke Brokerage Corporation, a banking organization with a federally chartered thrift institution that operates an “agent bank”.

About Brooke Capital Corporation… Brooke Capital Corporation is an insurance organization listed on the American Stock Exchange under the symbol “BCP”. Brooke Capital is the parent company of First Life America Corporation, a life insurance company, and Brooke Capital Advisors, Inc., a loan broker and consultant for general insurance agencies specializing in the sale of hard-to-place and niche insurance policies. Subject to closing, Brooke Capital expects to merge with Brooke Franchise Corporation, an insurance agency franchisor and to become the parent company of Delta Plus Holdings, Inc., a non standard auto insurer.

This press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainties that all regulatory approvals will be obtained, that all closing conditions will be met, that the closing of the transactions will occur, and that any closing will occur when expected, the uncertainty that plans relating to Brooke Capital Corporation’s merger with Brooke Franchise Corporation and the acquisition of Delta Plus Holdings, Inc. will be successfully implemented, the uncertainty as to the effect of the potential transaction on the earnings and operations of Brooke Capital Corporation, Brooke Franchise Corporation, Delta Plus Holdings, Inc. or Brooke Corporation; the uncertainty that Brooke Capital Corporation, Brooke Franchise Corporation, Delta Plus Holdings, Inc. or Brooke Corporation will achieve short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the products and services of Brooke Capital Corporation, Brooke Franchise Corporation, Delta Plus Holdings, Inc. or other subsidiaries of Brooke Corporation, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability of the parties to the transaction to meet product demand, the availability of capital and funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation and Brooke Capital Corporation, respectively, with the Securities and Exchange Commission. A more complete description of the businesses of Brooke Corporation and Brooke Capital Corporation is provided in their most recent annual, quarterly and current reports, which are available from them without charge at the U.S. Securities and Exchange Commission’s Internet site (http://www.sec.gov).

ADDITIONAL INFORMATION: Shareholders of Brooke Capital Corporation are urged to read the Information Statement on Schedule 14C when it becomes available as it will contain important information regarding Brooke Franchise Corporation and Delta Plus Holdings, Inc. and the transactions. Copies of the Information Statement will be available when filed and without charge at the U.S. Securities and Exchange Commission’s Internet site (http://www.sec.gov).

SOURCE: Brooke Corporation

Anita Larson of Brooke Corporation, larsa@brookecorp.com or 913-661-0123

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